SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    January 14, 2003

HALL KINION & ASSOCIATES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22869	77-0337705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2570 North First Street
Suite 400
San Jose, California  95131
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:    (408) 895-5200

Item 5.    Other Events.

On January 14, 2003, Hall, Kinion & Associates, Inc., a Delaware corporation (the “Company”), announced preliminary fourth quarter financial results for the quarter ended December 29, 2002. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company’s expected financial performance for the fourth fiscal quarter and the expected benefits of the OnStaff acquisition contained in the press release are “forward-looking” rather than “historic.” The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

Item 7.    Financial Statements, Pro Forma and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press Release issued January 14, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of January 14, 2003	HALL, KINION & ASSOCIATES, INC.

	By:	/s/ Martin Kropelnicki
Martin Kropelnicki Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued January 14, 2003.